Accounts payable and other liabilities (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Accounts payable and other liabilities
Accounts and notes payable	¥ 25,774,238	¥ 15,777,784
Payables to contractors for construction	19,922,953	18,734,201
Retention payables to contractors	1,795,819	1,530,764
Consideration payables for business acquisition	22,842	22,842
Others	7,093,701	6,689,770
Total	54,609,553	42,755,361
Notes payable secured by notes receivable	¥ 7,000	¥ 245,000